UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2010

THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania	17402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-757-7660

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment No. 1 to The Bon-Ton Stores, Inc. 2009 Omnibus Incentive Plan

On November 15, 2010, the Board of Directors of The Bon-Ton Stores, Inc. (the “Company”) adopted a Compensation Recovery Policy (the “Policy”) pursuant to which compensation paid or provided to the Company’s executive officers may be recovered in the event it is determined that the payment of such compensation was based on financial statements of the Company that were later determined to be incorrect and were, therefore, restated. Consistent with the Policy, the Board approved an amendment to The Bon-Ton Stores, Inc. 2009 Omnibus Incentive Plan (the “Omnibus Plan”) to permit the “clawback” of awards granted pursuant to the Omnibus Plan pursuant to the terms of the Policy. The Amendment No. 1 to the Omnibus Plan was made effective November 22, 2010.

The foregoing is qualified in its entirety by reference to Amendment No. 1 to the Omnibus Plan, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Form of Restricted Stock Agreement

In order to give effect to the Policy, the Company revised its form of Restricted Stock Agreement – Performance Shares (the “Agreement”) that may be used for future grants of restricted stock under the Omnibus Plan. The new Agreement includes a provision for the forfeiture or repayment of restricted stock in accordance with the Policy.

The foregoing is qualified in its entirety by reference to the form of Restricted Stock Agreement – Performance Shares, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to The Bon-Ton Stores, Inc. Cash Bonus Plan

Consistent with the Policy, on November 15, 2010, the Board approved an amendment to The Bon-Ton Stores, Inc. Cash Bonus Plan (the “Cash Bonus Plan”) materially similar to those contained in the Omnibus Plan discussed above to permit the “clawback” of awards granted pursuant to the Cash Bonus Plan pursuant to the terms of the Policy. The Amendment to the Cash Bonus Plan was made effective November 22, 2010.

The foregoing is qualified in its entirety by reference to Amendment to the Cash Bonus Plan, a copy of which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to The Bon-Ton Stores, Inc. 2009 Omnibus Incentive Plan

10.2	The Bon-Ton Stores, Inc. Form of Restricted Stock Agreement – Performance Shares

10.3	Amendment to The Bon-Ton Stores, Inc. Cash Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

By: /s/ Keith E. Plowman
Keith E. Plowman
Executive Vice President, Chief Financial
Officer and Principal Accounting Officer

Dated: November 24, 2010